UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Large Company Growth Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All these factors may result in greater share price volatility. Please see this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.30%, 2.07%, 2.06% and 0.83% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A and B shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class C shares and for the 3-year, 5-year and Life of Class periods shown for the Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Large Company Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-0.91%	2.42%	7.05%	9.71%	1.82%
Class B	-1.31%	1.70%	6.25%	8.88%	1.02%
Class C	-1.27%	1.65%	6.26%	8.89%	1.04%
Russell 1000® Growth Index+	-3.15%	0.51%	6.98%	10.84%	2.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 1/31/08
DWS Large Company Growth Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-0.68%	2.94%	7.53%	10.20%	-1.93%
Russell 1000 Growth Index+	-3.15%	0.51%	6.98%	10.84%	-0.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/08	$ 27.74	$ 26.39	$ 26.42	$ 28.37
7/31/07	$ 28.04	$ 26.74	$ 26.76	$ 28.73
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .05	$ —	$ —	$ .19
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	272	of	726	38
3-Year	236	of	603	40
5-Year	298	of	521	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,653	$11,564	$14,981	$11,287
	Average annual total return	-3.47%	4.96%	8.42%	1.22%
Class B	Growth of $10,000	$9,870	$11,795	$15,199	$11,072
	Average annual total return	-1.30%	5.66%	8.73%	1.02%
Class C	Growth of $10,000	$10,165	$11,998	$15,307	$11,093
	Average annual total return	1.65%	6.26%	8.89%	1.04%
Russell 1000 Growth Index+	Growth of $10,000	$10,051	$12,245	$16,732	$13,034
	Average annual total return	0.51%	6.98%	10.84%	2.69%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Large Company Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,029,400	$1,243,500	$1,625,100	$871,200
	Average annual total return	2.94%	7.53%	10.20%	-1.93%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,005,100	$1,224,500	$1,673,200	$936,900
	Average annual total return	0.51%	6.98%	10.84%	-0.92%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.04% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 1/31/08
DWS Large Company Growth Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-0.77%	2.68%	7.32%	9.99%	2.08%
Russell 1000 Growth Index+	-3.15%	0.51%	6.98%	10.84%	2.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 28.22
7/31/07	$ 28.56
Distribution Information: Six Months as of 1/31/07: Income Dividends	$ .13
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	255	of	726	36
3-Year	205	of	603	34
5-Year	269	of	521	52
10-Year	193	of	243	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,268	$12,361	$16,101	$12,283
	Average annual total return	2.68%	7.32%	9.99%	2.08%
Russell 1000 Growth Index+	Growth of $10,000	$10,051	$12,245	$16,732	$13,034
	Average annual total return	0.51%	6.98%	10.84%	2.69%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and S shares limited these expenses; had they not done so, expenses would have been even higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 990.90	$ 986.90	$ 987.30	$ 992.30	$ 993.20
Expenses Paid per $1,000*	$ 6.71	$ 10.69	$ 10.44	$ 5.36	$ 4.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,018.40	$ 1,014.38	$ 1,014.63	$ 1,019.76	$ 1,021.01
Expenses Paid per $1,000*	$ 6.80	$ 10.84	$ 10.58	$ 5.43	$ 4.17
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Company Growth Fund	1.34%	2.14%	2.09%	1.07%	.82%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, lead portfolio manager Julie M. Van Cleave and co-managers Brendan O'Neill, Richard Shepley and Jack A. Zehner discuss DWS Large Company Growth Fund's performance, strategy and the market environment during the six-month period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the economic and market environment over the last six months?

A: After a long period of strength, the US equity market weakened in the last months of 2007. Volatility increased significantly as investors responded to waves of bad news about the potential impact of the subprime mortgage crisis on the economy and markets. Most major equity indices had negative returns for the six-month period ended January 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -4.54% for the period.1

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

After a long period of market leadership by small-cap stocks, large-cap stocks performed better over this period, as investors became less comfortable with risk. The Russell 1000® Index, which measures performance of large-cap stocks, returned -4.27%, while the small-cap Russell 2000® Index returned -7.51%.2 Within the large-cap category, growth stocks performed better than value stocks: the return of the Russell 1000® Growth Index -3.15%, compared with -5.42% for the Russell 1000® Value Index.3

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 10 sectors in the Russell 1000 Growth Index, which serves as this fund's benchmark, the strongest by far was materials; other sectors with positive returns were consumer staples and utilities. The weakest sectors were telecommunication services and consumer discretionary.

Q: How did the fund perform during this period?

A: DWS Large Company Growth Fund Class A shares produced a total return of -0.91% for the six months ended January 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and complete performance information.) The fund's benchmark, the Russell 1000 Growth Index, had a return of -3.15% and the average of its peer group, the Lipper Large-Cap Growth Funds category, which was -2.04%.4

4 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine which industries are likely to be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with our team of research analysts to identify companies that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

We manage the fund with a broad representation of companies, industries and sectors, focusing on high-quality companies with consistent earnings growth. We believe this strategy, along with the use of analytical tools to monitor the fund's risk profile, produces a diversified large-cap growth portfolio that is designed to have lower volatility than its benchmarks.

Q: How have you positioned the portfolio relative to its benchmark?

A: We always maintain a diversified portfolio of holdings, with broad representation among industry groups. For several years, we have maintained a significantly higher weight than the benchmark in energy; over the last six months the fund was also overweight in consumer staples. These overweights must, of course, be offset by underweights in other sectors.5 Over the last six months, the portfolio has been underweight in information technology, industrials and utilities and fairly close to the benchmark in the other sectors.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What decisions had a positive important impact on performance over the last six months?

A: Over the last six months, we were able to add value in the health care, industrial, materials and financial sectors. In the financial sector, which has performed very poorly, reflecting issues related to subprime mortgages, the fund avoided most of the worst-performing stocks, such as major banks with significant mortgage exposure and quasi-government issuers of mortgage-backed securities. We sold a portion of our position in capital markets stocks in mid-2007 and trimmed it further in the second half of last year, replacing these holdings with financial services firms that derive income mainly from fees, such as State Street Corp. Also positive was a position in Aflac, Inc., an insurance company with growing business in Japan as well as a solid position in the US.

In health care, our emphasis is on biotechnology and medical equipment and services; we have limited exposure to large pharmaceutical companies because we believe their growth potential is constrained by a lack of innovation. One of the top performing holdings in this sector was Gilead Sciences, Inc., a biopharmaceutical company that reported positive trends in sales and earnings. Other areas of strength were C. R. Bard, Inc., a designer and manufacturer of medical devices, and Baxter International, Inc., which has a diversified portfolio of medical products and services.

In industrials and materials, top performers for the fund were Emerson Electric Co. and Monsanto Co., both of which benefited from significant international exposure. Emerson provides a variety of products to global industrial, commercial and consumer markets; Monsanto, which combines agricultural products with biotechnology, has a variety of hybrid seeds and other innovative products.

Q: What were the major detractors from performance?

A: Stock selection in the consumer staples and consumer discretionary sectors was negative for performance. Many of the stocks in the consumer discretionary sector are retailers, and almost all retailers performed poorly, as investors worried about consumer confidence and consumer spending. Retail positions that detracted from performance include Coach, Inc.*, Kohl's Corp. and Nordstrom, Inc.* Another negative in this sector was Harley-Davidson, Inc., which was hurt by consumer spending concerns as well as seasonality. Also in the consumer discretionary sector was publisher McGraw-Hill Companies, Inc.; this stock weakened on dual concerns about weakening advertising revenue and scrutiny of McGraw-Hill's Standard & Poor's rating agency, which has been criticized for possibly contributing to the debacle in mortgage-backed securities. In the consumer staples sector, a position in retailer Walgreen Co. detracted from performance relative to the benchmark.

* As of January 31, 2008, the position was sold.

Q: What other comments do you have for shareholders?

A: Although negative returns are always disappointing, we are pleased that the fund outperformed its benchmark and its peer group. We believe the uncertain and volatile market conditions of the last few months, with investors demonstrating a low tolerance for risk, actually favor this fund's investment style. Our philosophy and process are intended to provide investors with consistent results from a well-diversified portfolio of stocks of high-quality companies with solid records of earnings growth. Over this period, both our sector choice and stock selection processes contributed to performance. Also positive was the return to market leadership of the large-cap growth category.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies can be an excellent equity vehicle for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/08	7/31/07

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/08	7/31/07

Information Technology	23%	22%
Health Care	19%	17%
Energy	14%	14%
Industrials	11%	11%
Consumer Staples	11%	12%
Consumer Discretionary	10%	13%
Financials	5%	7%
Materials	5%	3%
Telecommunication Services	1%	1%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2008 (22.7% of Net Assets)
1. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.8%
2. Johnson & Johnson Provider of health care products	2.7%
3. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.3%
4. Microsoft Corp. Developer of computer software	2.2%
5. Monsanto Co. Provider of agricultural products	2.2%
6. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.2%
7. Apple, Inc. Manufacturer of personal computers and related personal computing and communication solutions	2.1%
8. XTO Energy, Inc. Producer of natural gas	2.1%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.1%
10. Devon Energy Corp. Explorer and producer of oil and gas	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 9.4%
Automobiles 0.6%
Harley-Davidson, Inc.	39,500	1,602,910
Hotels Restaurants & Leisure 1.7%
McDonald's Corp.	82,500	4,417,875
Household Durables 0.4%
Fortune Brands, Inc.	13,900	971,888
Media 1.0%
McGraw-Hill Companies, Inc.	32,500	1,389,700
Omnicom Group, Inc.	29,900	1,356,563
		2,746,263
Multiline Retail 2.8%
Kohl's Corp.*	57,300	2,615,172
Target Corp.	84,800	4,713,184
		7,328,356
Specialty Retail 2.9%
Best Buy Co., Inc.	28,700	1,400,847
GameStop Corp. "A"*	50,600	2,617,538
Staples, Inc.	86,850	2,079,189
Tiffany & Co.	41,600	1,659,840
		7,757,414
Consumer Staples 10.9%
Beverages 4.0%
Diageo PLC	147,855	2,975,452
PepsiCo, Inc.	109,840	7,489,990
		10,465,442
Food & Staples Retailing 1.4%
Shoppers Drug Mart Corp.	30,000	1,467,059
Walgreen Co.	66,300	2,327,793
		3,794,852
Food Products 2.9%
Dean Foods Co.	107,600	3,012,800
Groupe Danone	31,355	2,518,633
Kellogg Co.	46,000	2,203,400
		7,734,833
Household Products 2.6%
Colgate-Palmolive Co.	43,250	3,330,250
Procter & Gamble Co.	52,700	3,475,565
		6,805,815
Energy 13.4%
Energy Equipment & Services 5.4%
Baker Hughes, Inc.	61,600	3,999,688
Noble Corp.	56,100	2,455,497
Schlumberger Ltd.	76,700	5,787,782
Transocean, Inc.*	17,757	2,177,008
		14,419,975
Oil, Gas & Consumable Fuels 8.0%
ConocoPhillips	39,290	3,155,773
Devon Energy Corp.	61,300	5,209,274
EOG Resources, Inc.	58,100	5,083,750
Valero Energy Corp.	36,300	2,148,597
XTO Energy, Inc.	106,232	5,517,690
		21,115,084
Financials 5.3%
Capital Markets 2.7%
Lehman Brothers Holdings, Inc.	54,400	3,490,848
State Street Corp.	44,090	3,620,671
		7,111,519
Diversified Financial Services 1.3%
CME Group, Inc.	5,453	3,374,862
Insurance 1.3%
Aflac, Inc.	57,319	3,515,374
Health Care 18.6%
Biotechnology 4.9%
Celgene Corp.*	45,500	2,553,005
Genentech, Inc.*	62,700	4,400,913
Gilead Sciences, Inc.*	133,300	6,090,477
		13,044,395
Health Care Equipment & Supplies 6.2%
Baxter International, Inc.	89,800	5,454,452
C.R. Bard, Inc.	31,900	3,080,583
Hologic, Inc.*	12,500	804,500
Medtronic, Inc.	81,200	3,781,484
Zimmer Holdings, Inc.*	42,500	3,326,475
		16,447,494
Health Care Providers & Services 2.1%
Laboratory Corp. of America Holdings*	27,700	2,046,476
UnitedHealth Group, Inc.	65,700	3,340,188
		5,386,664
Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.*	52,500	2,703,225
Pharmaceuticals 4.4%
Abbott Laboratories	58,100	3,271,030
Eli Lilly & Co.	23,600	1,215,872
Johnson & Johnson	112,906	7,142,433
		11,629,335
Industrials 11.1%
Aerospace & Defense 4.9%
Goodrich Corp.	60,600	3,790,530
Honeywell International, Inc.	75,500	4,459,785
United Technologies Corp.	62,500	4,588,125
		12,838,440
Electrical Equipment 1.5%
Emerson Electric Co.	78,400	3,985,856
Industrial Conglomerates 1.5%
General Electric Co.	113,050	4,003,101
Machinery 1.6%
Caterpillar, Inc.	20,100	1,429,914
Parker Hannifin Corp.	43,050	2,910,610
		4,340,524
Road & Rail 1.6%
Canadian National Railway Co.	81,000	4,083,210
Information Technology 22.4%
Communications Equipment 3.0%
Cisco Systems, Inc.*	174,890	4,284,805
QUALCOMM, Inc.	85,700	3,635,394
		7,920,199
Computers & Peripherals 7.2%
Apple, Inc.*	41,800	5,658,048
Dell, Inc.*	49,500	991,980
EMC Corp.*	208,700	3,312,069
Hewlett-Packard Co.	105,300	4,606,875
International Business Machines Corp.	41,600	4,465,344
		19,034,316
Electronic Equipment & Instruments 0.9%
Mettler-Toledo International, Inc.*	24,900	2,472,570
Internet Software & Services 1.2%
Google, Inc. "A"*	5,600	3,160,080
IT Services 3.2%
Accenture Ltd. "A"	103,400	3,579,708
Fiserv, Inc.*	42,700	2,193,499
Paychex, Inc.	78,100	2,555,432
		8,328,639
Semiconductors & Semiconductor Equipment 2.3%
Broadcom Corp. "A"*	48,850	1,078,608
Intel Corp.	236,960	5,023,552
		6,102,160
Software 4.6%
Adobe Systems, Inc.*	82,100	2,867,753
Electronic Arts, Inc.*	45,500	2,155,335
Microsoft Corp.	180,400	5,881,040
VMware, Inc. "A"* (a)	21,000	1,189,650
		12,093,778
Materials 4.7%
Chemicals
Ecolab, Inc.	63,000	3,039,750
Monsanto Co.	51,700	5,813,148
Praxair, Inc.	45,400	3,673,314
		12,526,212
Telecommunication Services 1.5%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	69,900	2,690,451
Wireless Telecommunication Services 0.5%
American Tower Corp. "A"*	33,300	1,249,749
Utilities 0.5%
Electric Utilities
Allegheny Energy, Inc.	24,400	1,336,876
Total Common Stocks (Cost $173,224,668)		258,539,736

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 4.22% (b) (c) (Cost $1,088,640)	1,088,640	1,088,640

Cash Equivalents 2.8%
Cash Management QP Trust, 4.52% (b) (Cost $7,508,998)	7,508,998	7,508,998
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,822,306)+	101.0	267,137,374
Other Assets and Liabilities, Net	(1.0)	(2,746,152)
Net Assets	100.0	264,391,222
* Non-income producing security.
+ The cost for federal income tax purposes was $182,957,492. At January 31, 2008, net unrealized appreciation for all securities based on tax cost was $84,179,882 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $89,653,299 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,473,417.
(a) All or a portion of these securities were on loan (see notes to Financial Statements). The value of all securities loaned at January 31, 2008 amounted to $1,070,685 which is 0.4% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $173,224,668) — including $1,070,685 of securities loaned	$ 258,539,736
Investment in Daily Assets Fund Institutional (cost $1,088,640)*	1,088,640
Investment in Cash Management QP Trust (cost $7,508,998)	7,508,998
Total investments, at value (cost $181,822,306)	267,137,374
Cash	7,275
Foreign currency, at value (cost $4,426)	4,376
Receivable for investments sold	1,351,002
Dividends receivable	128,901
Interest receivable	29,498
Receviable for fund shares sold	164,908
Foreign taxes recoverable	16,258
Other assets	45,377
Total assets	268,884,969
Liabilities
Payable for investments purchased	1,742,849
Payable for Fund shares redeemed	1,221,926
Payable upon return of securities loaned	1,088,640
Accrued management fee	150,805
Other accrued expenses and payables	289,527
Total liabilities	4,493,747
Net assets, at value	$ 264,391,222
Net Assets Consist of
Undistributed net investment income	250,969
Net unrealized appreciation (depreciation) on: Investments	85,315,068
Foreign currency	1,623
Accumulated net realized gain (loss)	(244,853,139)
Paid-in capital	423,676,701
Net assets, at value	$ 264,391,222
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($19,286,057 ÷ 695,209 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 27.74
Maximum offering price per share (100 ÷ 94.25 of $27.74)	$ 29.43

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,988,899 ÷ 75,372 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 26.39

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,636,508 ÷ 137,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 26.42
Class S Net Asset Value, offering and redemption price(a) per share ($219,442,789 ÷ 7,776,752 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.22
Institutional Class Net Asset Value, offering and redemption price(a) per share ($20,036,969 ÷ 706,209 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 28.37
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,571)	$ 1,714,623
Interest — Cash Management QP Trust	162,121
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,617
Total Income	1,903,361
Expenses: Management fee	932,917
Administration fee	151,694
Services to shareholders	410,850
Custodian fee	14,093
Distribution and service fees	53,978
Professional fees	43,183
Trustees' fees and expenses	6,440
Reports to shareholders	45,570
Registration fees	31,199
Other	9,264
Total expenses before expense reductions	1,699,188
Expense reductions	(46,467)
Total expenses after expense reductions	1,652,721
Net investment income (loss)	250,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	24,878,001
Foreign currency	(3,160)
24,874,841
Change in net unrealized appreciation (depreciation) on: Investments	(25,500,543)
Foreign currency	1,261
(25,499,282)
Net gain (loss)	(624,441)
Net increase (decrease) in net assets resulting from operations	$ (373,801)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
Operations: Net investment income (loss)	$ 250,640	$ 1,249,641
Net realized gain (loss)	24,874,841	42,217,767
Change in net unrealized appreciation (depreciation)	(25,499,282)	954,422
Net increase (decrease) in net assets resulting from operations	(373,801)	44,421,830
Distributions to shareholders from: Net investment income: Class A	(35,152)	—
Class S	(1,079,579)	—
Institutional Class	(130,258)	—
Total distributions	(1,244,989)	—
Fund share transactions: Proceeds from shares sold	26,643,403	27,702,672
Reinvestment of distributions	1,203,358	—
Cost of shares redeemed	(60,174,299)	(93,897,043)
Redemption fees	2,215	3,033
Net increase (decrease) in net assets from Fund share transactions	(32,325,323)	(66,191,338)
Increase (decrease) in net assets	(33,944,113)	(21,769,508)
Net assets at beginning of period	298,335,335	320,104,843
Net assets at end of period (including undistributed net investment income of $250,969 and $1,245,318, respectively)	$ 264,391,222	$ 298,335,335

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 28.04	$ 24.47	$ 24.36	$ 21.54	$ 20.32	$ 18.64
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.05[e]	(.07)	.05	(.08)	(.07)
Net realized and unrealized gain (loss)	(.24)	3.52	.25	2.77	1.30	1.75
Total from investment operations	(.25)	3.57	.18	2.82	1.22	1.68
Less distributions from: Net investment income	(.05)	—	(.07)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 27.74	$ 28.04	$ 24.47	$ 24.36	$ 21.54	$ 20.32
Total Return (%)[c]	(.91)**d	14.59[d,e]	.69[d]	13.09	6.00[d]	9.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	20	24	28	42	41
Ratio of expenses before expense reductions (%)	1.37*	1.30	1.37	1.27	1.35	1.27
Ratio of expenses after expense reductions (%)	1.34*	1.28	1.35	1.27	1.29	1.27
Ratio of net investment income (loss) (%)	(.09)*	.17[e]	(.26)	.22	(.38)	(.36)
Portfolio turnover rate (%)	15**	23	16	20	21	31
[a] For the six months ended January 1, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.74	$ 23.50	$ 23.51	$ 20.94	$ 19.91	$ 18.42
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.13)[e]	(.24)	(.11)	(.24)	(.21)
Net realized and unrealized gain (loss)	(.24)	3.37	.23	2.68	1.27	1.70
Total from investment operations	(.35)	3.24	(.01)	2.57	1.03	1.49
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.39	$ 26.74	$ 23.50	$ 23.51	$ 20.94	$ 19.91
Total Return (%)[c]	(1.31)**d	13.79[d,e]	(.04)[d]	12.27[d]	5.17[d]	8.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	4	3
Ratio of expenses before expense reductions (%)	2.22*	2.07	2.45	2.30	2.15	2.07
Ratio of expenses after expense reductions (%)	2.14*	2.01	2.11	2.05	2.06	2.07
Ratio of net investment income (loss) (%)	(.89)*	(.56)[e]	(1.02)	(.56)	(1.15)	(1.16)
Portfolio turnover rate (%)	15**	23	16	20	21	31
[a] For the six months ended January 1, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.76	$ 23.53	$ 23.54	$ 20.97	$ 19.94	$ 18.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.14)[e]	(.24)	(.11)	(.24)	(.20)
Net realized and unrealized gain (loss)	(.24)	3.37	.23	2.68	1.27	1.71
Total from investment operations	(.34)	3.23	(.01)	2.57	1.03	1.51
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.42	$ 26.76	$ 23.53	$ 23.54	$ 20.97	$ 19.94
Total Return (%)[c]	(1.27)**	13.73[d,e]	(.04)[d]	12.26[d]	5.17[d]	8.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3	3	3	2
Ratio of expenses before expense reductions (%)	2.09*	2.06	2.22	2.20	2.18	2.04
Ratio of expenses after expense reductions (%)	2.09*	2.04	2.12	2.04	2.06	2.04
Ratio of net investment income (loss) (%)	(.84)*	(.59)[e]	(1.03)	(.55)	(1.15)	(1.13)
Portfolio turnover rate (%)	15**	23	16	20	21	31
[a] For the six months ended January 1, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 28.56	$ 24.86	$ 24.73	$ 21.81	$ 20.52	$ 18.78
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.11[d]	(.01)	.10	(.03)	(.02)
Net realized and unrealized gain (loss)	(.24)	3.59	.26	2.82	1.32	1.76
Total from investment operations	(.21)	3.70	.25	2.92	1.29	1.74
Less distributions from: Net investment income	(.13)	—	(.12)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 28.22	$ 28.56	$ 24.86	$ 24.73	$ 21.81	$ 20.52
Total Return (%)	(.77)**c	14.88[c,d]	.94[c]	13.39[c]	6.29[c]	9.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	255	270	349	401	451
Ratio of expenses before expense reductions (%)	1.10*	1.04	1.21	1.10	1.08	1.01
Ratio of expenses after expense reductions (%)	1.07*	1.02	1.11	1.06	1.02	1.01
Ratio of net investment income (loss) (%)	.18*	.43[d]	(.02)	.43	(.11)	(.10)
Portfolio turnover rate (%)	15**	23	16	20	21	31
[a] For the six months ended January 1, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 28.73	$ 24.96	$ 24.86	$ 21.88	$ 20.56	$ 18.77
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.16[d]	.03	.15	.01	.02
Net realized and unrealized gain (loss)	(.23)	3.61	.26	2.83	1.31	1.77
Total from investment operations	(.17)	3.77	.29	2.98	1.32	1.79
Less distributions from: Net investment income	(.19)	—	(.19)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 28.37	$ 28.73	$ 24.96	$ 24.86	$ 21.88	$ 20.56
Total Return (%)	(.68)**	15.10[d]	1.12[c]	13.62	6.42	9.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	18	19	37	20	20
Ratio of expenses before expense reductions (%)	.82*	.83	.99	.84	.85	.81
Ratio of expenses after expense reductions (%)	.82*	.83	.96	.84	.85	.81
Ratio of net investment income (loss) (%)	.43*	.62[d]	.13	.65	.06	.10
Portfolio turnover rate (%)	15**	23	16	20	21	31
[a] For the six months ended January 1, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.031 per share and an increase in the ratio of net investment income (loss) of 0.12%. Excluding this non-recurring income, total return would have been 0.12% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Company Growth Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At July 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $268,593,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($170,077,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $45,611,329 and $82,437,374, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.615%
Next $500 million of such net assets	.565%
Over $2.0 billion of such net assets	.515%

Accordingly, for the six months ended January 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.615% of the Fund's average daily net assets.

For the period from August 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.27%
Class B	2.15%
Class C	2.15%
Class S	1.02%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.39%
Class B	2.14%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2008, the Advisor received an Administration Fee of $151,694, of which $23,232 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2008
Class A	$ 31,007	$ 3,421	$ 9,107
Class B	4,546	887	1,910
Class C	4,665	—	1,476
Class S	314,173	39,523	99,432
	$ 354,391	$ 43,831	$ 111,925

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended January 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2008
Class B	8,966	1,349
Class C	13,787	2,449
	$ 22,753	$ 3,798

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2008	Annualized Effective Rate
Class A	$ 23,934	$ 5,631.23%
Class B	2,876	569.24%
Class C	4,415	943.24%
	$ 31,225	$ 7,143

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2008 aggregated $3,147.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2008, the CDSC for Class B and C shares aggregated $2,007 and $205, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,596, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2008, the Fund's custodian fee was reduced by $194 and $2,442, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	184,946	$ 5,471,500	211,506	$ 5,701,471
Class B	7,598	210,420	8,630	225,600
Class C	49,612	1,394,827	27,970	719,915
Class R*	—	—	4,202	108,207
Class S	563,097	16,814,711	725,193	19,917,203
Institutional Class	89,534	2,751,945	36,444	1,030,276
		$ 26,643,403		$ 27,702,672
Shares issued to shareholders in reinvestment of distributions
Class A	1,072	$ 31,698	—	$ —
Class S	34,645	1,041,427	—	—
Institutional Class	4,311	130,233	—	—
		$ 1,203,358		$ —
Shares redeemed
Class A	(199,245)	$ (5,790,752)	(519,321)	$ (13,954,353)
Class B	(28,824)	(805,534)	(47,521)	(1,219,340)
Class C	(33,664)	(924,087)	(22,047)	(578,116)
Class R*	—-	—	(2,133)	(55,453)
Class S	(1,746,504)	(52,490,018)	(2,666,855)	(73,103,058)
Institutional Class	(5,311)	(163,908)	(189,594)	(4,986,723)
		$ (60,174,299)		$ (93,897,043)
Shares Converted*
Class A	—	$ —	44,675	$ 1,192,809
Class R	—	—	(44,277)	(1,192,809)
		$ —		$ —
Redemption fees		$ 2,215		$ 3,033
Net increase (decrease)
Class A	(13,227)	$ (287,554)	(263,140)	$ (7,058,298)
Class B	(21,226)	(595,114)	(38,891)	(993,740)
Class C	15,948	470,740	5,923	141,879
Class R*	—	—	(42,208)	(1,140,055)
Class S	(1,148,762)	(34,631,675)	(1,941,662)	(53,184,677)
Institutional Class	88,534	2,718,280	(153,150)	(3,956,447)
		$ (32,325,323)		$ (66,191,338)
* On June 28, 2006, the Board of the Fund approved the conversion of Class R shares of the Fund into Class A shares of the Fund. This conversion was completed on November 17, 2006, and these shares are no longer offered.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SCQGX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 772	23338J 756
Fund Number	469	669	769	2060	1469

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008